                                                                   EXHIBIT 10.12

                          REDACTED FOR CONFIDENTIALITY


                              FIXED PRICE CONTRACT

                                    BETWEEN

                       HUGHES COMMUNICATIONS GALAXY, INC.

                                      AND

                     HUGHES SPACE & COMMUNICATIONS COMPANY

                                      FOR

                               GALAXY IX (HS-376)

                             SATELLITE AND SERVICES



                            CONTRACT NO.  95-HCG-001

                                HSC PROPRIETARY
                                ---------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE 1.       EXHIBITS AND INCORPORATIONS...............      2

ARTICLE 2.       ORDER OF PRECEDENCE.......................      3

ARTICLE 3.       GOODS AND SERVICES........................      4

ARTICLE 4.       DELIVERABLE ITEMS, SERVICES AND SCHEDULE..      5

ARTICLE 5.       PRICE.....................................      6

ARTICLE 6.       PAYMENTS..................................      7

ARTICLE 7.       SPACECRAFT LAUNCH DATE....................      9

ARTICLE 8.       BUYER-FURNISHED ITEMS.....................     11

ARTICLE 9.       INSPECTION AND ACCEPTANCE.................     13

ARTICLE 10.      ACCESS TO WORK IN PROCESS.................     14

ARTICLE 11.      TERMINATION FOR DEFAULT...................     15

ARTICLE 12.      EXCUSABLE DELAYS..........................     17

ARTICLE 13.      AMENDMENTS................................     18

ARTICLE 14.      TERMINATION FOR CONVENIENCE...............     19

ARTICLE 15.      TITLE - RISK OF LOSS......................     21

ARTICLE 16.      SPACECRAFT WARRANTY.......................     22

ARTICLE 17.      INDEMNIFICATION...........................     24

ARTICLE 18.      SPACECRAFT NOT LAUNCHED WITHIN SIX MONTHS
                      AFTER ACCEPTANCE.....................     25

ARTICLE 19.      PATENT/COPYRIGHT INDEMNITY................     26

ARTICLE 20.      INTELLECTUAL PROPERTY RIGHTS...............    28

ARTICLE 21.      FURNISHED DATA AND INFORMATION, DISCLOSURE
                      AND USE...............................    29

ARTICLE 22.      PUBLIC RELEASE OF INFORMATION.............     31

ARTICLE 23.      TAXES.....................................     32

ARTICLE 24.      GOVERNING LAW.............................     33

ARTICLE 25.      TITLES....................................     34

ARTICLE 26.      NOTICES...................................     35

ARTICLE 27.      INTEGRATION...............................     36

ARTICLE 28.      CHANGES...................................     37

ARTICLE 29.      EFFECTS OF STORAGE ON BATTERIES...........     38

ARTICLE 30.      INTER-PARTY WAIVER OF LIABILITY...........     39

ARTICLE 31.      SPACECRAFT STORAGE........................     40

ARTICLE 32.      DISPUTES..................................     41

ARTICLE 33.      PERIGEE ROCKET MOTOR INDEMNIFICATION.......    43

ARTICLE 34.      ASSIGNMENT................................     44

ARTICLE 35.      EFFECTIVE DATE OF CONTRACT................     45


          THIS CONTRACT is entered into on the 7th day of August, 1995, by and between HUGHES COMMUNICATIONS GALAXY, INC. (herein called "Buyer" or "HCG"), a California corporation having a place of business at 1990 East Grand Avenue, El Segundo, California 90245 and HUGHES AIRCRAFT COMPANY acting through its HUGHES SPACE AND COMMUNICATIONS COMPANY (herein called "Contractor", or "Seller"), a Delaware corporation having a place of business at 2020 East Imperial Highway, El Segundo, California 90245.



                                  WITNESSETH:



          WHEREAS, HCG desires to purchase, and Contractor desires to provide communications Spacecraft; documentation; and related services as hereinafter specified, and the Parties desire to define the terms and conditions under which the same shall be furnished,

          NOW, THEREFORE, the Parties hereto agree as follows:

ARTICLE 1.  EXHIBITS AND INCORPORATIONS
            ---------------------------

     The following documents are hereby incorporated and made a part of this Contract with the same force and effect as though set forth herein:

     1.1  Exhibit A  -  Galaxy IX Statement of Work - dated 14 March 1995.

     1.2  Exhibit B  -  Galaxy IX Spacecraft Specification - dated 14 March
                        1995.

     1.3  Exhibit C  -  Galaxy IX Product Assurance Plan - dated 02 August 1995.

     1.4  Exhibit D  -  Galaxy IX Test Plan - dated 14 March 1995.

ARTICLE 2.  ORDER OF PRECEDENCE
            -------------------

     In the event of any conflict or inconsistency among the provisions of this document and the exhibits attached and incorporated into this Contract, such conflict or inconsistency shall be resolved by giving precedence to this document, and then to the attached and incorporated exhibits in the order listed in Article 1 herein, entitled "Exhibits and Incorporations".

ARTICLE 3.  GOODS AND SERVICES
            ------------------

     HCG shall purchase from Contractor and Contractor shall sell and furnish the goods and services described and referred to in this Article.

     3.1 Contractor shall provide the necessary personnel, material, services and facilities to design, fabricate, test and deliver as required and perform work in accordance with the requirements of Exhibits A, and B hereto, one (1) HS 376 type satellite for Galaxy Flight IX (hereinafter referred to as "Spacecraft" or "Hardware"); documentation; and related services.

     3.2 All materials and services specified in Exhibit A, entitled "Galaxy IX Statement of Work", shall meet the requirements of Exhibit B, entitled "Galaxy IX Spacecraft Specification". Deliverable documentation is specified in the Contract Data Requirements List (CDRL) (Table 1) of Exhibit A.

     3.3 The above goods shall be delivered to HCG at the indicated locations on the dates set forth in Article 4 entitled, "Deliverable Items, Services and Schedule" herein.

ARTICLE 4.  DELIVERABLE ITEMS, SERVICES AND SCHEDULE
            ----------------------------------------

     4.1 The following goods and services to be furnished under this Contract shall be furnished on or before the dates specified below:


         ITEM              DATE OF DELIVERY OR       FOB POINT OF DELIVERY
                              PERFORMANCE            PLACE OF PERFORMANCE

----------------------------------------------------------------------------
1.  One Spacecraft       As Required for a 17      Launch Site
                         April 1996 launch date
----------------------------------------------------------------------------
2.  Launch, Mission      In Accordance with        In Accordance with
    and In-Orbit Test    Exhibit A                 Exhibit A
    Support
----------------------------------------------------------------------------
3.  Documentation        In Accordance with        F.O.B. Contractor's Plant
                         Exhibit A                 El Segundo, California

----------------------------------------------------------------------------


     4.2 Delivery of Hardware items shall be deemed to have occurred at such time as said items have been placed by Contractor or Contractor's Delivery Agent at the FOB point of Delivery as stated above. The Contractor will arrange for all necessary transportation required for Items 1 and 2 above to the Launch Site (defined herein as Cape Canaveral Air Station).

     4.3 Contractor shall be responsible for obtaining and maintaining all US Governmental export licenses or authorizations required for the performance of this Contract.

REDACTED
                                                CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                                                The asterisked portions of this
                                                document have been omitted and
                                                are filed separately with the
                                                Securities and Exchange
                                                Commission

ARTICLE 5.  PRICE
            -----

     5.1 The total fixed price for Contractor to provide all goods and services as defined in Article 3 herein is ***********************************.

     5.2  Buyer shall pay Contractor the total fixed price stated in Paragraph
          5.1 above in accordance with Paragraph 6.2 of Article 6 entitled "Payments."

     5.3 Notwithstanding the foregoing, in the event that the Launch of the Spacecraft is postponed beyond ************ due solely to Contractor's late delivery of any Item defined in Article 4 herein, Contractor shall pay to Customer, as liquidated damages and not as penalty, the value of ******************************. The liquidated damages date of ********** shall be revised to account for Excusable Delays as defined in Article 12 herein or for postponements not solely caused by Contractor. Any value payable by Contractor to HCG in accordance with this Paragraph 5.3 shall be either i) payable by Contractor within thirty (30) days of the Liquidated Damages Date, or ii) deducted by HCG from any remaining payment values payable to Contractor. At any time after ***********, Buyer may exercise its right to terminate this Agreement in accordance with Article 11, in which case Customer's rights and remedies shall be governed by the provisions of that Article. Customer shall no other rights or remedies for late delivery of an Item to be delivered under this Agreement. The liquidated damages above shall not be applicable to a Satellite which is delivered for purposes of storage (either on-ground or in-orbit) unless such storage is required solely to Contractor's unexcused delay.

REDACTED
                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
                                             The asterisked portions of this
                                             document have been omitted and
                                             are filed separately with the
                                             Securities and Exchange
                                             Commission

ARTICLE 6.  PAYMENTS
            --------

     6.1 Pursuant to the terms set forth in this Article 6, HCG shall pay to Contractor the price as stated in Article 5 herein, for the Spacecraft and related goods and services under this Contract.

     6.2 Invoices shall be prepared and submitted and payments to Contractor shall be made in accordance with the payment plan specified in subparagraph 6.3 below:

     6.3  Payment Plan:



                MONTH     AMOUNT   CUMULATIVE
                                     AMOUNT
               =============================
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               *****       *****      *****
               =============================

6.4  Invoices

     6.4.1 Invoices submitted to HCG for payment shall contain a cross-reference to the Contract number and the date specified in the Paragraph 6.3 Payment Plan. Contractor shall submit one (1) original invoice in each instance to:

            Hughes Communications Galaxy, Inc.
            P.O. Box 92424
            Bldg. S66/D462
            Los Angeles, CA 90009
            Fax: (310) 607-4366
            Attention: Accounts Payable - Tony Waldon

     6.4.2 Invoice amounts, as specified in Paragraph 6.3, provide for billings to be submitted by the 15th day of each month and shall be paid by HCG through inter-company netting of payables within the same fiscal month for both HCG and Contractor upon receipt of the invoice by HCG.

REDACTED
                                               CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                                               The asterisked portions of this
                                               document have been omitted and
                                               are filed separately with the
                                               Securities and Exchange
                                               Commission

ARTICLE 7.  SPACECRAFT LAUNCH DATE
            ----------------------

     7.1 This Contract is written on the basis that one (1) flight Spacecraft supplied hereunder will be Launched on a Delta-II launch vehicle on the date specified below:


          Spacecraft        Launch Vehicle   Launch Date
          ----------        --------------   -----------
          Galaxy IX         Delta-II         17 April 1996


     7.2 The price set forth in Paragraph 5.1 includes Contractor furnished Launch Support Services, Post Launch Support Services, and In-orbit Test Support Services. The price set forth in Paragraph 5.1 assumes the launch of the Spacecraft on a Delta-II launch vehicle within Thirty-Five (35) calendar days after delivery of the Spacecraft to the Launch Site.


     7.3 No less than sixteen (16) weeks prior to the launch date, Buyer shall order Contractor by notice in writing to commence launch campaign preparations including, but not limited to, reserving ground and air or marine transportation for hardware shipment to the Launch Site, installing necessary communications links to the Launch Site, etc.


     7.4 If the Spacecraft launch date defined in Paragraph 7.1 is postponed for any reason other than the sole fault of Contractor, excluding any postponement due to an Excusable Delay as defined in Article 12, the Parties shall negotiate in good faith to determine an equitable adjustment to the price and affected terms of this Contract, if any. If the cost of supplies or materials made obsolete or excess as a result of a such postponement is included in the equitable adjustment, HCG shall have the right to prescribe the manner of disposition of such supplies or materials. Costs included in the equitable adjustment shall include but not be limited to; support personnel standby; extra travel expenses; transport termination or rescheduling fees; and installation/de-installation of communication links to the Launch Site and a profit rate of ********************* or such other profit rate designated in writing by the Chief Financial Officer of the Hughes Space and

          Telecommunications Company (or then existing equivalent) for the applicable expenses.

     7.5 Notwithstanding the foregoing, if the Spacecraft launch date defined in Paragraph 7.1 is postponed by either Party due to an Excusable Delay, as defined in Paragraph 12.1 herein, the terms of Article 12 herein shall govern such postponement.

REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED
                                            --------------------------------
                                            The asterisked portions of this
                                            document have been omitted and
                                            are filed separately with the
                                            Securities and Exchange
                                            Commission

ARTICLE 8.  BUYER-FURNISHED ITEMS
            ---------------------

     8.1 The following facilities, equipment, and services shall be furnished by HCG at no cost to Contractor, in a timely manner, so as to enable Contractor to perform the work herein in accordance with the Spacecraft launch dates contained in Article 7 of this Contract.

          1) Facilities (buildings, power, phones, data lines, etc.) and services (transportation, storage, fueling, photo, X-ray special test facility, etc.) and interface hardware at the Launch Site.

          2) Reservation and procurement of the launch services and related services.

          Contractor will provide preliminary requirements of Item 1 above to Buyer no later than 6 months after EDC to assist Buyer's compliance with this Article. Prior to Buyer's definitization of a Launch Services Contract with the Launch Services provider, Contractor will be allowed to review the list of basic and optional service which Buyer shall procure.

          In the event that the Buyer-Furnished Items set forth above are not suitable for the intended purpose or are not provided in a timely manner, excluding any excusable delay as defined in Article 12 herein, then HCG shall be liable to Contractor for all applicable costs which shall include but not be limited to; support personnel standby; extra travel expenses; transport termination or rescheduling fees; and installation/de-installation of communication links to the Launch Site and a profit rate of ************** or such other profit rate designated in writing by the Chief Financial Officer of the Hughes Space and Telecommunications Company (or then existing equivalent) for the applicable expenses.

     8.2 Contractor shall maintain a system to ensure the adequate control and protection of HCG's Property. For the purposes of this Article, HCG Property shall be defined as any item which HCG provides to the Contractor or directs Contractor to maintain in storage or an inventory account under this Contract. Upon receipt of notification from HCG, the

          Contractor shall complete and return within fifteen (15) working days a Property System Certification describing the system that will be used to control HCG's Property. Additionally, HCG's representative may, at its option and at no additional cost to HCG, conduct surveillance at a reasonable time of the Contractor's Property Control System as HCG deems necessary to assure compliance with the terms and conditions of this Article.

     8.3 Contractor shall, commencing with its receipt and during its custody or the use of any HCG's Property, accomplish the following:

          A. Establish and maintain inventory records and make such records available for review upon HCG's request;

          B. Provide the necessary precautions to guard against damage from handling and deterioration during storage;

          C. Perform periodic inspection to assure adequacy of storage conditions; and

          D. Ensure that HCG's Property is used only for performing this Contract, unless otherwise provided in this Article or approved by the cognizant contracting officer.

     8.4 Contractor shall not modify, add-on, or replace any HCG Property without HCG's prior written authorization. Contractor shall immediately report to HCG's contract representative the loss of any HCG Property or any such property found damaged, malfunctioning, or otherwise unsuitable for use. The Contractor shall determine and report the probable cause and necessity for withholding such property from use.

     8.5 Upon termination or completion of this Contract, and upon request by HCG, the Contractor shall perform a physical inventory, adequate for accountability and disposition purposes, of all HCG's Property applicable to such terminated or completed agreement and shall cause its subcontractors and suppliers at every tier to do likewise.

                                         CONFIDENTIAL TREATMENT REQUESTED
                                         --------------------------------
                                         The asterisked portions of this
                                         document have been omitted and
                                         are filed separately with the
                                         Securities and Exchange
                                         Commission

ARTICLE 9.  INSPECTION AND ACCEPTANCE
            -------------------------

     9.1 Inspection of all Hardware, documentation and Contractor's services provided hereunder shall take place in accordance with the terms of
          Article 10, entitled "Access to Work in Process," herein.

     9.2 Preliminary Acceptance of the Spacecraft shall occur when all in-plant tests required to be performed by Contractor for the Hardware have been completed and the Contractor has demonstrated at the pre-ship review that the Hardware meets the requirements of Exhibit B, at which time HCG shall accept the Hardware on a Preliminary basis in writing within five (5) business days subject to completion of Launch Site tests specified in Exhibit D, Galaxy IX Spacecraft Test Plan. If the Hardware is unacceptable, Contractor shall promptly and at its expense, rectify the unsatisfactory Hardware and resubmit the Hardware for acceptance by HCG as provided above. In either case, the Hardware shall be deemed accepted upon failure of HCG to notify Contractor within the above five (5) business days that it is accepted or rejected.

     9.3 Final Acceptance of the Spacecraft shall occur upon i) the completion of In-orbit Testing by HCG, or ii) forty-five (45) days after Intentional Ignition (as defined in Paragraph 16.3 herein), or iii) upon the Partial Failure, Total Failure or Total Constructive Failure of the Spacecraft (as defined in the applicable HCG Galaxy IX Launch Insurance Contract), whichever occurs first. HCG shall have access to Launch Site test results during the launch campaign in accordance with the provisions of Article 10, Paragraph 10.1 "Access to Work in Process."

     9.4 With respect to deliverable Hardware which HCG orders Contractor to store, the Hardware shall be stored at a location to be negotiated and Final Acceptance shall occur at the end of the ********** warranty period as set forth in Article 16 herein, entitled "Spacecraft Warranty", or such other event mutually agreed upon between the Parties.

REDACTED
                                         CONFIDENTIAL TREATMENT REQUESTED
                                         --------------------------------
                                         The asterisked portions of this
                                         document have been omitted and
                                         are filed separately with the
                                         Securities and Exchange
                                         Commission

ARTICLE 10. ACCESS TO WORK IN PROCESS
            -------------------------

     10.1 Contractor shall afford HCG access to work in progress being performed at Contractor's plants and at the Launch Site pursuant to this Contract, including technical data, documentation, and hardware, at reasonable times during the period of Contract performance, provided such access does not unreasonably interfere with such work or require the disclosure of Contractor's proprietary information to third Parties.

     10.2 To the extent that the Contractor's major subcontracts permit, Contractor shall afford HCG access to work being performed pursuant to this Contract in subcontractor's plants in the company of Contractor's representatives.

           Contractor shall exert reasonable effort in subcontracting to obtain permission for HCG access to those major subcontractors' plants. Major subcontracts are defined as those subcontracts in excess of
           ***********************.

     10.3 HCG shall have the right to witness all Subsystem tests scheduled by Contractor in connection with the performance of work under this Contract.

REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED
                                            --------------------------------
                                            The asterisked portions of this
                                            document have been omitted and
                                            are filed separately with the
                                            Securities and Exchange
                                            Commission

ARTICLE 11. TERMINATION FOR DEFAULT
            -----------------------

     11.1 Subject to the provisions of Article 5, entitled "Price" and Article 12, entitled "Excusable Delays," HCG may issue a written Notice of Default to Contractor if: i) Contractor fails **********
           ********** as confirmed by Seller's responsible Business Unit, and HCG Management Review; or ii) if Contractor fails to make delivery of the Goods, or to perform the Services, within the time specified or any extension thereof. HCG may terminate the whole or any part of this Contract if Contractor does not initiate action to cure such failure within a period of ******* days (or such longer time as HCG may authorize in writing) after receipt of notice from HCG specifying such failure. HCG agrees that it will not terminate this Contract for default so long as corrective action is being diligently pursued by Contractor so as to provide reasonable assurance that the work covered by this Contract shall be fully completed in sufficient time to allow HCG to meet its launch date as specified in Article 7, "Spacecraft Launch Date," of this Contract.

     11.2 If HCG terminates this Contract in whole or in part, as provided in Paragraph 11.1 herein, HCG, at it's sole option, shall either: i) take title to all deliverable hardware, all hardware in process which ultimately would have been deliverable by Contractor and all drawings and data produced by Contractor, the cost of which has been charged or becomes chargeable to any work terminated plus all reasonable reprocurement costs up to a maximum amount of ***************** ********************** or ii) receive a refund of ************
           *************************************** and Contractor shall retain title and possession to all terminated Hardware which ultimately would have been deliverable by Contractor. Contractor shall continue the performance of this Contract to the extent not terminated under the provisions of this Article.

     11.3 If, after termination of this Contract under the provisions of this Article, it is determined for any reason that Contractor was not in default under the provisions of this Article, or that the default was excusable under the provision of Article 12 entitled "Excusable Delays," the rights and obligations of the Parties shall be the same as if Notice of Termination had been issued pursuant to Article 14, entitled "Termination for Convenience."

     11.4 Except as otherwise provided in the Contract, the rights and remedies provided in this Article shall be in lieu of any other rights and remedies provided by law or in equity in the event Contractor fails to meet its obligations under this Contract. In no event shall Contractor be liable for special, incidental of consequential damages beyond those defined herein.

REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED
                                            --------------------------------
                                            The asterisked portions of this
                                            document have been omitted and
                                            are filed separately with the
                                            Securities and Exchange
                                            Commission

ARTICLE 12. EXCUSABLE DELAYS
            ----------------

     12.1 If either Party or a subcontractor of either Party is delayed by act of God, or of the public enemy, fire, flood, earthquake, epidemic, quarantine restriction, strike, walkout, freight embargo, or any other event which is beyond their control or does not arise from the acts or omissions of either Party or its respective subcontractors, said delay shall constitute an excusable delay. In the event of an excusable delay, there shall be an equitable adjustment to the time of delivery and/or performance stated in this Contract. The affected Party shall give notice to the other Party within 10 working days that an excusable delay condition exists after learning of such delay. Such notification shall include the cause of the excusable delay, the expected length of the excusable delay, and alternate plans to mitigate the effect of the excusable delay.

     12.2 If the affected Party, as defined in Paragraph 12.1 above, requests or experiences, on a cumulative basis, excusable delay(s) greater than **************** days, the Parties shall enter into good faith negotiations to develop a mutual course of action and/or an equitable adjustment to the affected terms of this Agreement.

     12.3 Notwithstanding the foregoing, if the Launch Date defined in Paragraph 7.1 herein is delayed due to an excusable delay affecting either Party or a subcontractor thereof at any point in time after the shipment of the Spacecraft to the Launch Site has occurred, HCG shall reimburse Contractor for all reasonable expenses. Expenses included in any equitable adjustment shall include but not be limited to; support personnel standby; extra travel expenses; transport termination or rescheduling fees; and installation/de-installation of communication links to the Launch Site and a profit rate of ****************** or such other profit rate designated in writing by the Chief Financial Officer of the Hughes Space and Telecommunications Company (or then existing equivalent) for the applicable excusable delay expenses.

ARTICLE 13. AMENDMENTS
            ----------

     The terms and provisions of this Contract shall not be amended or modified without specific written provision to that effect, signed by the authorized representatives of both Parties. No oral statement of any person shall in any manner or degree modify or otherwise affect the terms and provisions of this Contract.

REDACTED
                                       CONFIDENTIAL TREATMENT REQUESTED
                                       --------------------------------
                                       The asterisked portions of this
                                       document have been omitted and
                                       are filed separately with the
                                       Securities and Exchange
                                       Commission


ARTICLE 14. TERMINATION FOR CONVENIENCE
            ---------------------------

     14.1 HCG may terminate all or any portion of the work to be performed pursuant to this Contract upon five (5) days written notice to Contractor. HCG shall pay Contractor, in the event of such termination, termination liability equaling all costs expended by Contractor for all work done up to the date of termination, settlements with subcontractors for work performed prior to termination, and Contractor's costs related to termination which would not otherwise have been incurred plus a **** profit or such other profit rate designated in writing by the Chief Financial Officer of the Hughes Space and Telecommunications Company (or then existing equivalent) for the applicable termination costs and charges less amounts previously paid by HCG to Contractor pursuant to the Payment Article. In no event shall the termination liability exceed the Contract price defined in Article 4 herein.

     14.2 In the event of termination by HCG hereunder, all tangible work in process inventories generated under this Contract, with respect to the terminated work, shall become the property of HCG. HCG shall direct disposition of such property within sixty (60) days from date of termination. Final acceptance and transfer of title for all tangible work in process inventories to be delivered to the Buyer in the event of termination shall be the subject of separate negotiations between Buyer and Contractor. The expense of disposition shall be borne by HCG.

     14.3 In the event of partial termination, the Parties shall, by negotiation, equitably re-price the unterminated goods and services, and the Contract price shall be adjusted accordingly.

     14.4 In the event that the Contractor identifies an alternate use (i.e. sale to third Parties and/or internal utilization) for any Hardware affected by a termination under this Article 14, the Contractor shall submit a proposal to HCG, which, at a minimum, defines i) the applicable Hardware; ii) the intended use of the Hardware; iii) the original acquisition cost/value of the applicable Hardware, as available; and iv) the sale/transfer payment(s) to be received by HCG. HCG, at its sole option, may accept or reject the proposal submitted by Contractor. In the event that HCG accepts the proposal submitted by Contractor, payment by Contractor to HCG of the agreed upon payment value shall occur within thirty (30) days of the sale/transfer of the applicable Hardware, or such other payment period as mutually accepted between the Parties. If the Contractors proposal is rejected by HCG, HCG shall retain Title to the applicable Hardware.

ARTICLE 15. TITLE - RISK OF LOSS
            --------------------

     15.1 Title and risk of loss or damage in respect of all items to be delivered under this Contract shall pass from Contractor to HCG as follows:

          1. Risk of loss of the Spacecraft and title shall pass from Contractor to HCG upon; i) the completion of In-orbit Testing by HCG; or ii) forty-five (45) days after Intentional Ignition (as defined in Paragraph 16.3 herein); or iii) upon the Partial Failure, Total Failure or Total Constructive Failure of the Spacecraft, as defined in the applicable HCG Launch Insurance Contract, whichever occurs first.

          2. In respect to a Spacecraft which HCG directs Contractor to store, title and risk of loss shall remain with the Contractor until Final Acceptance as specified in Article 9.4 herein.

          3. Notwithstanding Paragraph 15.1.2 above, upon removal of the Spacecraft from storage, the Contractor shall not assume risk of loss relative to a Battery which HCG directs Contractor to replace after the five-year storage period which disqualifies the battery for a 12-year mission. In that event, Article 29 herein entitled "Effects of Storage on Batteries," shall apply.

     15.2 In the event of damage to or destruction of Hardware when Contractor shall have risk of loss, Contractor shall repair or replace (at Contractor's option) said Hardware. The Buyer shall participate in the decision to repair or replace said Hardware.

REDACTED
                                          CONFIDENTIAL TREATMENT REQUESTED
                                          --------------------------------
                                          The asterisked portions of this
                                          document have been omitted and
                                          are filed separately with the
                                          Securities and Exchange
                                          Commission

ARTICLE 16. SPACECRAFT WARRANTY
            -------------------

     16.1 Contractor warrants that a Spacecraft, upon successful completion of Spacecraft in-plant Tests pursuant to Article 9 herein, shall be free from any defects in material or workmanship and shall conform to the applicable specifications and drawings, as evidenced by acceptance criteria, as defined in Exhibit D.

     16.2 HCG shall have the right at any time during the period of this warranty to reject any goods not conforming to this warranty and require that Contractor, at its expense, correct or replace (at Contractor's option) such goods with conforming goods. If Contractor fails to correct or replace such defective goods and fails to initiate reasonable efforts to correct or replace such defective goods within a reasonable period after notification and authorization from HCG, HCG may then, by contract or otherwise, correct or replace such defective goods and equitably adjust the price.

     16.3 This warranty shall start from the date of Preliminary Acceptance of a Spacecraft as stated in Article 9 herein, entitled "Inspection and Acceptance," and continue for a period of ************ or until the Intentional Ignition (defined herein as the "Intentional Ignition of any rocket motor on the first stage of the launch vehicle") of the applicable launch vehicle, whichever is earlier. ********************
          *********************************************************************
          *********************************************************************
          *********************************************************************
          *********************************************************** Contractor
          shall not be liable in Contract or in tort for any incidental, special, contingent, or consequential damages.

     16.4 Except as otherwise expressly agreed upon in this Contract, Contractor shall have no liability, or responsibility in Contract or in tort with respect to a Spacecraft after Intentional Ignition (as defined in Paragraph 16.3) of the launch vehicle.

     16.5 THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING FITNESS FOR PARTICULAR

REDACTED
                                              CONFIDENTIAL TREATMENT REQUESTED
                                              --------------------------------
                                              The asterisked portions of this
                                              document have been omitted and
                                              are filed separately with the
                                              Securities and Exchange
                                              Commission


          PURPOSE OR MERCHANTABILITY AND THE REMEDY PROVIDED HEREIN IS THE SOLE REMEDY FOR FAILURE BY CONTRACTOR TO FURNISH A SATELLITE THAT IS FREE FROM MATERIAL DEFECTS IN MATERIAL OR WORKMANSHIP AS SET FORTH IN PARAGRAPH 16.1 ABOVE. ALL OTHER WARRANTIES OR CONDITIONS IMPLIED BY ANY OTHER STATUTORY ENACTMENT OR RULE OF LAW WHATSOEVER ARE EXPRESSLY EXCLUDED AND DISCLAIMED. CONTRACTOR AND ITS SUBCONTRACTORS SHALL HAVE NO LIABILITY IN CONTRACT OR IN TORT (INCLUDING NEGLIGENCE) OR IN ANY OTHER MANNER WHATSOEVER FOR THE SATELLITE AFTER INTENTIONAL IGNITION OTHER THAN AS EXPRESSLY PROVIDED IN THIS CONTRACT. IN NO EVENT SHALL CONTRACTOR BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST REVENUES OR PROFITS), EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS AGREEMENT. THIS PARAGRAPH 16.5 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS CONTRACT FOR WHATEVER CAUSE.

     16.6 Any limitations on warranties, liability or requests for indemnification from liability for the malfunction of delivered items which are imposed upon the Contractor by its various equipment suppliers shall be passed on directly to Buyer provided, however, nothing therein shall decrease or invalidate the warranty time period as stated herein.

ARTICLE 17. INDEMNIFICATION
            ---------------

     17.1 Each Party shall indemnify and hold the other and/or all its officers, agents, servants, subsidiaries, and employees, or any of them, harmless from any liability or expense in connection herewith on account of damage to property (excepting Spacecraft in flight) and injuries, including death, to all persons including but not limited to employees of the Parties, and their subcontractors, and of all other persons performing any part of the work hereunder, arising from any occurrence caused by an negligent act or omission of the indemnifying Party or its subcontractors, or any of them in connection with the work to be performed by such Party under this Contract. The indemnifying Party shall have the right, but not the obligation, to participate in any legal or other proceedings concerning claims for which it is indemnifying under this Article 17 and to direct the defense of such claims. However, with respect to such legal or other proceedings, the indemnifying Party shall pay all expenses (including attorneys fees incurred by the indemnified Party in connection with such legal or other proceedings) and satisfy all judgments, costs or other awards which may be incurred by or rendered against the indemnified Party. The indemnifying Party shall not settle any such claim, legal or other proceeding without first giving thirty (30) days prior written notice of the Terms and Conditions of such settlement and obtaining the consent of the indemnified Party, which consent shall not be unreasonably withheld or delayed.

     17.2 Notwithstanding the foregoing, neither the Contractor nor its subcontractors shall have any liability in contract or in tort, for damages to or caused by the Spacecraft after Intentional Ignition (as defined in Paragraph 16.3), and Buyer shall obtain waivers of subrogation rights from Buyer's insurers against Contractor, and affiliates and subcontractors of Contractor.

     17.3 In no event shall the Contractor or Buyer be liable for any incidental, special, contingent or consequential damages (including, but not limited to lost profits).

REDACTED
                                           CONFIDENTIAL TREATMENT REQUESTED
                                           --------------------------------
                                           The asterisked portions of this
                                           document have been omitted and
                                           are filed separately with the
                                           Securities and Exchange
                                           Commission


ARTICLE 18. SPACECRAFT NOT LAUNCHED WITHIN SIX MONTHS AFTER ACCEPTANCE
            ----------------------------------------------------------

     18.1 If the Spacecraft is not launched within six (6) months after its Preliminary Acceptance per Article 9, entitled "Inspection and Acceptance," and is subsequently ordered to be launched within one
           (1) year following its Preliminary Acceptance, it is agreed that such Spacecraft shall be returned at Contractor's option at Contractor's expense, to Contractor's facility for inspection and refurbishment. Any inspection and refurbishment undertaken by Contractor to meet the requirements of Article 16 entitled, "Spacecraft Warranty," shall be at Contractor's expense, including Spacecraft transit insurance.

     18.2 If the Spacecraft is not launched within six (6) months after its Preliminary Acceptance and is subsequently ordered to be launched later than one (1) year following its Preliminary Acceptance, it is agreed that such Spacecraft shall be returned, at HCG's expense, to Contractor's facility for inspection and refurbishment. An equitable adjustment to Contract price for such inspection and refurbishment, to include a ****** profit rate (or such other profit rate designated in writing by the Chief Financial Officer of the Hughes Space and Telecommunications Company (or then existing equivalent) for the applicable expenses) shall be negotiated by the Parties unless the fact that the launch is scheduled for later than one (1) year is due to Contractor's negligent acts or omissions.

     18.3 If the Spacecraft is returned to Contractor's facility for inspection and refurbishment per the terms of Paragraph 18.2 above, all charges to return such Spacecraft to the Launch Site shall be borne by HCG.

     18.4 If the Spacecraft has not been launched within five (5) years after its preliminary Acceptance, neither Party shall be further obligated to the other with respect to such Spacecraft. Disposition of such Spacecraft shall be at the option of HCG with costs of such disposition to be borne by HCG.

REDACTED
                                         CONFIDENTIAL TREATMENT REQUESTED
                                         --------------------------------
                                         The asterisked portions of this
                                         document have been omitted and
                                         are filed separately with the
                                         Securities and Exchange
                                         Commission


ARTICLE 19. PATENT/COPYRIGHT INDEMNITY
            --------------------------

     19.1 Contractor shall indemnify and hold HCG harmless against any liability or expense as a result of claims, actions, or proceedings against HCG alleging the infringement of any United States Letters Patent, or copyright of any data, or article fabricated by Contractor and delivered to HCG pursuant to this Contract as set forth below.

     19.2 Contractor agrees to defend at its own expense any request for royalty payments or any claim for equitable relief or damages against HCG, its officers, employees, agents, or subsidiaries based on an allegation that the manufacture of any item under this Contract or the use, lease, or sale thereof infringes any United States Letters Patent, and to pay any royalties and other costs related to the settlement of such request and to pay the costs and damages, including reasonable attorney's fees finally awarded as the result of any suit based on such claim, provided that Contractor is given prompt written notice of such request or claim by HCG and given authority and such assistance and information as is available to HCG for resisting such request or for the defense of such claim. Any such assistance or information which is furnished by HCG at the written request of Contractor is to be at Contractor's expense.

     19.3 In the event that, as a result of any such suit: a) prior to delivery, the manufacture of any item is enjoined; or b) after delivery, the use, lease or sale thereof is enjoined, Contractor agrees to utilize its best effort to either: (1) negotiate a license or other agreement with plaintiff so that such item is no longer infringing; or (2) modify such item suitably or substitute a suitable item therefore, which modified or substituted item is not subject to such injunction, and to extend the provisions of this
           Article thereto. In the event that neither of the foregoing alternatives is suitably accomplished by Contractor, Contractor shall be liable to HCG for HCG's additional costs and damages arising as a result of such injunction; provided however, that in no event shall Contractor's entire liability under this Article exceed
           ******************.

     19.4 The foregoing indemnity shall not apply to any infringement resulting from a modification or addition, by other than Contractor, to an item after delivery.

ARTICLE 20. INTELLECTUAL PROPERTY RIGHTS
            ----------------------------

     Neither Party shall acquire any rights with respect to any patent, trademark, trade secret, or any other intellectual property developed or used by the other Party in the performance of this Contract.

ARTICLE 21. FURNISHED DATA AND INFORMATION, DISCLOSURE AND USE
            --------------------------------------------------

     Proprietary Information shall mean any data and information received by one Party from the other Party, which is identified as proprietary in accordance with either of the following methods: If in writing, it shall be marked by the disclosing Party with an appropriate proprietary legend. If disclosed orally, it shall be presented by the disclosing Party as Proprietary at the time of disclosure and shall be confirmed by the disclosing Party as Proprietary Information in writing within fifteen (15) days of its initial oral disclosure.

     21.1 The receiving Party agrees to protect such data and information with the same degree of care which the receiving Party uses to protect its own confidential data and information;

     21.2 The receiving Party shall not disclose or have disclosed to third Parties, in any manner or form, or otherwise publish such data and information so long as it remains proprietary without the explicit authorization of the other Party;

     21.3 The receiving Party agrees that it shall use such data and information solely in connection with the performance of Work under this Contract, unless otherwise explicitly authorized by or on behalf of the other Party with the designation of specific data and information and use;

     21.4 The foregoing obligations with regard to such data and information shall exist unless and until such time as:

          21.4.1 Such data and information are to the receiving Party or otherwise publicly available prior to its receipt by the receiving Party without the default of the receiving Party; or

          21.4.2 Such data and information have been lawfully disclosed to the receiving Party by a Third Party which has the right to disclose such data; or

          21.4.3 Such data and information are shown by written record to have been independently developed by the receiving Party; or

          21.4.4 Such data and information are otherwise available in the public domain without breach of this Contract by the receiving Party; or

          21.4.5 Such data and information are disclosed by or with the permission of the disclosing Party to a Third Party without restriction; or

          21.4.6 Such data and information are released for disclosure in writing by or with the permission of the disclosing Party.

     21.5 Providing HCG shall obtain from its customer(s), a nondisclosure agreement at least as restrictive as this Article 21 and furnishes a copy thereof to Contractor, HCG may disclose any proprietary information to its customer(s) which shall be necessary for HCG and its affiliates to meet its contractual commitments with its customer(s).

     21.6 Any copyrighted material belonging to a Party to this Contract may be copied by the other Party as necessary to enable the receiving Party to perform its obligations under this Contract, provided always that the copyright legend is retained on the material.

ARTICLE 22. PUBLIC RELEASE OF INFORMATION
            -----------------------------

     Neither Party shall issue news releases, articles, brochures, advertisements, prepared speeches, and other information releases concerning the work performed or to be performed under this Contract by Contractor or its subcontractors, or any employee or consultant of either, without first obtaining the prior written approval of the other Party concerning the content and timing of such release which approval shall not be unreasonably withheld. The initiating Party shall provide such releases to the other Party for review within a reasonable time prior to the desired release date.

ARTICLE 23. TAXES
            -----

     The price which shall be paid by HCG for the goods and services provided under this Contract does not include any State or local sales or use taxes, or fees or other taxes against real or personal property, however designated, which may be levied or assessed against Contractor. With respect to such taxes, HCG shall either furnish Contractor with an appropriate exemption certificate applicable thereto or pay Contractor, upon timely presentation of invoices therefor, such amounts thereof as Contractor may by law be required to collect or pay. HCG shall be responsible for the payment of all personal property taxes, if any, with regard to goods which are levied upon subsequent to the date of delivery to HCG.

     In the event Contractor, in the performance of this Contract is required to pay customs, import duties, fees, value-added or sales taxes, work permit or residence permit fees, commercial card fees, or other charges or taxes, however designated, HCG will reimburse Contractor for such expenses within thirty (30) days of written notification by Contractor of payment, which notification shall then be supported by an invoice and attachment(s) evidencing such payment having been made by Contractor.

ARTICLE 24. GOVERNING LAW
            -------------

     This Contract shall be deemed made in the State of California and shall be construed in accordance with the laws of the State of California.

ARTICLE 25. TITLES
            ------

     Titles given to the Articles herein are inserted only for convenience and are in no way to be construed as part of this Contract or as a limitation of the scope of the particular article to which the title refers.

ARTICLE 26. NOTICES
            -------

     Any notice or request required or desired to be given or made hereunder shall be in writing and shall be effective if delivered in person or sent by mail or by facsimile as indicated below:

     1.   Hughes Communications Galaxy Inc.
          P.O. Box 92424, Worldway Postal Center
          Bldg. S66, M/S D467
          Los Angeles,  California  90009

          Attention:  Mr. Kurt Riegelman, Contracts Negotiator
                 cc: Mr. Paul McLellan, Director, Systems Engineering & Technology.

     2.   Hughes Aircraft Company
          Post Office Box 92919, Airport Station
          Bldg. S24, M/S D545
          Los Angeles,  California  90009

          Attention:  Shelley Bay, Contracts Manager
                 cc:  Glenn Morigaki, Business Manager

ARTICLE 27. INTEGRATION
            -----------

     This document, with Exhibits, constitutes the entire understanding between the Parties hereto with respect to the subject matter hereof and supersedes all previous negotiations, commitments, and understandings with regard to such subject matter.

ARTICLE 28.    CHANGES
               -------

Between the Effective Date of Contract and completion of performance under this Contract, Buyer shall have the right to make changes within the general scope of this Contract in drawings, designs, specifications, method of shipment or packing, or change the place of delivery, require additional work, or direct the omission of work. Any such changes must be made in writing and must be signed by HCG's Authorized Representative. If any such change causes an increase or decrease in the cost of, or the time required for, the performance of this Contract, or otherwise affects any other provision of this Contract, an equitable adjustment to be negotiated in good faith shall be made in the price, or delivery date or schedule, or both, and such other terms as may be affected, and this Contract shall be amended in accordance with Article 13 entitled "Amendments," herein. If the cost of supplies or materials made obsolete or excess as a result of a change is included in Contractor's claim for adjustment, HCG shall have the right to prescribe the manner of disposition of such supplies or materials. Nothing in this Article shall excuse Contractor from promptly proceeding with the Contract as changed.

                                            CONFIDENTIAL TREATMENT REQUESTED
                                            --------------------------------
REDACTED The asterisked portions of this document have been omitted and are filed separately with the
                                            Securities and Exchange
                                            Commission


ARTICLE 29. EFFECTS OF STORAGE ON BATTERIES
            -------------------------------

     For Spacecraft batteries to provide the required minimum twelve (12) years of in-orbit services per Exhibit B, Galaxy IX Spacecraft Specification, it is understood that launch must occur within five (5) years from the date of activation of the first battery cell. In the event Buyer directs Contractor to store any deliverable Spacecraft and the period of such storage causes a launch later than five (5) years from the date of activation of that Spacecraft's first battery cell and HCG directs Contractor to install replacement batteries to meet twelve (12) year in-orbit service requirement, then HCG shall pay Contractor its costs plus a **** profit rate or such other profit rate designated in writing by the Chief Financial Officer of the Hughes Space and Telecommunications Company (or then existing equivalent) for the applicable expenses for replacing batteries per Buyer's direction.

ARTICLE 30. INTER-PARTY WAIVER OF LIABILITY
            -------------------------------

     30.1 Prior to the time HCG and the Contractor enter the premises at the Launch Site, they each agree that they will not make a claim against each other for damage to, loss of, or loss of use of their property or the property of others in their possession, caused by the fault of negligence of the other Party to this Contract, or otherwise caused by any defect in any product manufactured or sold by the other Party to this Contract. Such claims are waived and each Party will bear its own losses. HCG will include a comparable clause in each of its contracts with vendors, subcontractors or customers for services or benefits expected as a result of the launch or orbiting of Galaxy Follow-on satellites. Such comparable clause shall include a requirement to flow the clause down to lower-tier contractors.

     30.2 Notwithstanding any other provisions of this Contract, prior to the time any Party, associated with the Galaxy IX launch activities at the Launch Site, shall enter the premises at the Launch Site, such Parties shall be required to sign an Inter-Party Waiver of Liability consistent with that between HCG and the Contractor as incorporated herein under Paragraph 30.1 of this provision or other similar agreement as may be required by the launch agency. Each Party shall have the responsibility to assure that all the Parties associated with the launch of Galaxy IX Spacecraft (for which they have control or privity of Contract with hereunder) have executed said Inter-Party Waiver of Liability.

ARTICLE 31. SPACECRAFT STORAGE
            ------------------

     31.1 Buyer may, at its option, order Contractor to store, in accordance with the provisions of Exhibit B Galaxy IX Spacecraft Specification, the deliverable Spacecraft (including separate storage of Batteries, if needed) for a period of up to 1 year from the date of their delivery to Buyer. HCG shall provide written notice to the Contractor not later than six (6) months prior to the scheduled delivery of said Spacecraft. Contractor's price for providing storage, including insurance and transportation to storage, shall be provided to Buyer within 30 days after receipt of Buyer's notice to store such Spacecraft and Contractor shall provide storage facilities. If such storage facilities are unavailable, Contractor and Buyer shall hold discussions to determine a mutually agreed storage arrangement.

     31.2 Six (6) months prior to a stored Spacecraft's scheduled launch date, Buyer shall, by notice in writing, order the Contractor to remove said Spacecraft from storage and ship it to a Launch Site designated by Buyer. The cost for storage and additional transportation costs exceeding that required to transport the satellite(s) to the FOB point specified herein, shall be borne by Buyer. These will be in addition to any charges which become the obligation of the Buyer per Article 18 herein entitled "Spacecraft Not Launched Within Six Months After Acceptance."

     31.3 Included in Contractor's price to be provided to HCG per Paragraph
          31.1 above shall be a price for the Contractor providing HCG the appropriate level of suggested maintenance of the stored Spacecraft for a period of up to one (1) year of storage. Contractor shall be responsible for risk of loss or damage to stored Spacecraft and associated batteries during the storage period.

ARTICLE 32. DISPUTES
            --------

     32.1 Disputes

          32.1.1 In the event any dispute arises between the Contractor and the Buyer relating to this Contract, either Party may give written notice to the other of its objections and reasons therefore. The Contractor's Program Manager shall consult with HCG's Spacecraft Acquisition Manager in an effort to reach a mutual agreement to resolve such dispute. In the event mutual agreement cannot be reached within fifteen (15) days after receipt of this notice, the respective positions of the Parties shall be forwarded to the Contractor's Business Unit Leader and HCG's President for discussions and attempt to reach mutual agreement to resolve such dispute within another fifteen (15) day period.

          32.1.2 In the event mutual agreement cannot be reached within the time period defined in Paragraph 32.1.1 above, the positions of the Parties shall be forwarded to the Contractor's and Buyer's Sector Executive Office. If mutual agreement cannot be reached, such dispute may be referred on the application of either Party for final determination to an arbitration tribunal convened in accordance with the American Arbitration Association rules for commercial arbitration.

     32.2 Arbitration of Disputes

          32.2.1 Any dispute, disagreement, controversy or claim arising out of or relating to this Contract or the interpretation thereof or any arrangements relating thereto, or the validity or enforceability thereof, or contemplated therein or the breach, termination or invalidity thereof which is not settled to the mutual satisfaction of the Parties in accordance with Paragraph 32.1 above, shall be settled exclusively and finally by arbitration.

          32.2.2  The arbitration shall be in accordance with the rules of the

                  American Arbitration Association Commercial Arbitration Rules (the "Rules").

          32.2.3 The place of arbitration shall be in Los Angeles, California, U.S.A.

ARTICLE 33. APOGEE ROCKET MOTOR INDEMNIFICATION
            -----------------------------------

     HCG shall indemnify and hold harmless the Contractor and Thiokol Corporation and their officers, directors, agents, subsidiaries and employees from liabilities, losses and damages, including costs and expenses and damages incurred by the Contractor in defending or assisting HCG in its defense against any and all claims for damages including without limitation any such claims for damages, destruction, loss or loss of use of property, or for any bodily injury or death caused by or arising out of use, transportation, handling, testing, or storage of the Spacecraft Apogee kick rocket motor delivered under subcontract to the Contractor after final inspection and acceptance of said motor under the subcontract. The Contractor's sole responsibility for damage to, loss of, or loss of use of aircraft products, missiles, Spacecraft or other property related to said rocket motor, including consequential damages, shall be as prescribed in the provisions entitled "Article 16, Spacecraft Warranty."

ARTICLE 34.    ASSIGNMENT
               ----------

33.1 Neither Party shall assign, or transfer this Contract or any of its rights, duties or obligations thereunder to any person or entity, in whole or part without the prior written consent of the other Party except that either Party may assign or transfer any of its rights, duties or obligations under this Contract, either in whole or in part, to its parent company or a subsidiary in which the assigning Party has a controlling interest thereof.

     Neither Party shall unreasonably withhold consent to any assignment or transfer providing that the requesting Party can demonstrate to the other Party's satisfaction that:

     (1) its successor or assignee possesses the financial resources to fulfill the obligations of this Contract; and

     (2) any such assignment or transfer shall not jeopardize any data rights or competitive position, or violate laws related to export or technology transfer, or otherwise increase the other Party's risks or obligations.

     If the requesting Party cannot so demonstrate, both Parties agree to negotiate in good faith suitable modifications and new provisions to this Contract which would mitigate the above risks and/or bring this Contract into conformance with applicable laws.

33.3 The Parties agree that in the event that the ownership or control of HCG is changed, HSC reserves the right to negotiate in good faith suitable modifications and new provisions to this Contract which would mitigate any additional risks, financial or otherwise, to HSC which may be brought about by such change in ownership or control.

33.4 This Contract shall be binding upon the Parties hereto and their successors and permitted assigns.

ARTICLE 35. EFFECTIVE DATE OF CONTRACT
            --------------------------

The effective date of this Contract No. 95-HCG-001 shall be 09 November 1994.

IN WITNESS WHEREOF, the Parties hereto have executed this Contract No. 95-HCG-001 to become effective upon the date specified in this Article 35, herein entitled, "Effective Date of Contract."

HUGHES AIRCRAFT COMPANY ACTING THROUGH ITS HUGHES SPACE & COMMUNICATIONS
------------------------------------------------------------------------
COMPANY.
--------

SIGNATURE: /s/ Shelley Bay
          ------------------------------

NAME:    Shelley Bay
     -----------------------------------

TITLE: Contracts Manager
      ----------------------------------

DATE: 9 August 1995
     -----------------------------------

HUGHES COMMUNICATIONS GALAXY, INC.
----------------------------------

SIGNATURE: /s/ Scott B. Tollefsen
          ------------------------------

NAME: Scott B. Tollefsen
     -----------------------------------

TITLE:  Vice President
      ----------------------------------

DATE:  August 4, 1995
     -----------------------------------